SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.    20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report
(Date of earliest event reported)

March 23, 2009

TXCO Resources Inc.
(Exact name of registrant as specified in its charter)

Delaware	0-9120	84-0793089
(State of	(Commission File	(IRS Employer
incorporation)	Number)	Identification No.)

777 E. Sonterra Blvd., Suite 350
San Antonio, Texas	78258
(Address of principal executive offices)	(Zip Code)

(210) 496-5300
(Registrant's telephone number,
including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐           Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐           Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐           Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐           Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01  Other Events

As previously disclosed, TXCO Resources Inc. (the “Company”) is currently conducting a strategic alternatives review with the assistance of Goldman Sachs & Co.  In connection with the strategic alternatives review, at the direction of the Board of Directors of the Company, the Company has engaged FTI Consulting, Inc. as restructuring advisor and has appointed its Senior Managing Director, Albert S. Conly, as Chief Restructuring Officer.

In light of the strategic alternatives review, the Company is postponing its 2009 Annual Meeting of Stockholders, originally anticipated to be held on May 8, 2009, until a date to be determined by the Board of Directors of the Company.  The Company will notify stockholders of the meeting date once it is established.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

TXCO Resources Inc.

Dated: March 26, 2009	/s/ P. Mark Stark
P. Mark Stark
Chief Financial Officer
(Principal Accounting and Financial Officer)